Exhibit 99.77Q3

Registrant Name:  American Century World Mutual Funds, Inc.
File Number: 811-06247
Registrant CIK Number: 0000872825

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 73A, 74U and 74V. The complete answers are as follows:

Item 15
Custodian:                                          Sub-Custodian:
J.P. Morgan Chase & Company                        See Attachment A

                             Attachment A
a.Foreign Subcustodians:

Country                  Foreign Subcustodian

ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank**                           Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  Bank Austria Creditanstalt AG                   J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         PO Box 57                                       Manama
                         Manama, 304
                         BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   Citibank, N.A.                                  Citibank, N.A.
                         Avenida Paulista, 1111                          Sao Paulo
                         Sao Paulo, SP 01311-920
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5J 2J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                    Citibank, N.A.                                  Citibank, N.A
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI         The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             New York (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN         The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             Hong Kong (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                 Cititrust Colombia S.A.                         Cititrust Colombia S.A. Sociedad Fiduciaria
                         Sociedad Fiduciaria                             Santa Fe de Bogota
                         Carrera 9a No 99-02
                         First Floor
                         Santa Fe de Bogota, D.C.
                         COLOMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   The Cyprus Popular Bank Ltd.                    The Cyprus Popular Bank Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032 CY-1598 Nicosia CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           HVB Bank Czech Republic a.s.                    Ceskoslovenska obchodni banka, a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                         CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Nordea Bank Finland Plc                         J.P. Morgan AG
                         2598 Custody Services                           Frankfurt
                         Aleksis Kiven Katu 3-5
                         FIN-00020 MERITA, Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Dresdner Bank AG                                J.P. Morgan AG
                         Juergen-Ponto-Platz 1                           Frankfurt
                         60284 Frankfurt/Main
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Citibank Rt.                                    ING Bank Rt.
                         Szabadsag ter 7-9                               Budapest
                         H-1051 Budapest V
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                  Islandsbanki-FBA                                Islandsbanki-FBA
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         Sudam Kalu Ahire Marg,                          Mumbai
                         Worli Mumbai 400 030
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         World Trade Center 4th Floor                    Jakarta
                         Jalan Jendral Sudirman Kav. 29-31
                         Jakarta 12920
                         INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         International Financial Services Centre         Frankfurt
                         1 Harbourmaster Place
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    Banca Intesa Spa                                J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY COAST              Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*JAMAICA*                FirstCaribbean International Securities         FirstCaribbean International Securities
                         Limited                                         Limited
                         23-27 Knutsford Blvd.                           Kingston
                         Kingston 10
                         JAMAICA
------------------------ ----------------------------------------------- ------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi, Limited           JPMorgan Chase Bank
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   Arab Bank Plc                                   Arab Bank Plc
                         P O Box 950544-5                                Amman
                         Amman
                         Shmeisani
                         JORDAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               SB JSC HSBC Bank Kazakhstan                     SB JSC HSBC Bank Kazakhstan
                         43 Dostyk Avenue                                Almaty
                         480100 Almaty
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Kalku iela 26                                   Riga
                         Riga, LV 1050
                         LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                Vilniaus Bankas AB                              Vilniaus Bankas AB
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Banque Generale du Luxembourg S.A.              J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         5/F Les Cascades Building                       Port Louis
                         Edith Cavell Street
                         Port Louis
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  BBVA Bancomer, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Banque Commerciale du Maroc S.A.                Banque Commerciale du Maroc S.A.
                         2 Boulevard Moulay Youssef                      Casablanca
                         Casablanca 20000
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                         Mutual Platz                                    Windhoek
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                         Plot 688                                        Johannesburg
                         Amodu Tijani Street
                         Victoria Island
                         Lagos
                         NIGERIA
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                   DnB NOR Bank ASA                                Nordea Bank Norge ASA
                         Stranden 21                                     Oslo
                         PO Box 1171 Sentrum
                         N-0107 Oslo
                         NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   Oman Arab Bank
                         Bait Al Falaj Main Office                       Muscat
                         Ruwi, Muscat PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Citibank, N.A.                                  Citibank, N.A.
                         AWT Plaza                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Deutsche Bank AG                                Deutsche Bank AG
                         Unitowers                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         Box 4896                                        Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Camino Real 457                                 Lima
                         Torre Real - 5th Floor
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         30/F Discovery Suites                           Manila
                         25 ADB Avenue
                         Ortigas Center
                         Pasig City, Manila
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 Bank Rozwoju Eksportu S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         71268 Bucharest 1
                         ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                 J.P. Morgan Bank International**                JPMorgan Chase Bank
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                         Paveletskaya Square                             Account)
                         113054 Moscow
                         RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank
                         (Closed Joint Stock Company)                    New York
                         31 Krasnaya Presnya                             A/C JPMorgan Chase Bank London (USD NOSTRO
                         123022 Moscow                                   Account)
                         RUSSIA
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                Standard Chartered Bank                         Oversea-Chinese Banking Corporation
                         3/F, 6 Battery Road                             Singapore
                         049909
                         SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC          HVB Bank Slovakia a.s.                          Vseobecno Uverova Banka S.A.
                         Mostova 6                                       Bratislava
                         SK-814 16 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 Bank Austria Creditanstalt d.d. Ljubljana       Bank Austria Creditanstalt d.d. Ljubljana
                         Wolfova 1                                       Ljubljana
                         SI-1000 Ljubljana
                         SLOVENIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA             The Standard Bank of South Africa Limited       The Standard Bank of South Africa Limited
                         Standard Bank Centre                            Johannesburg
                         1st Floor
                         5 Simmonds Street
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA              Standard Chartered Bank                         Standard Chartered Bank
                         22/F, Seoul Finance Centre Building             Seoul
                         84 Taepyeongno 1-ga, Jung gu
                         Seoul 100-101
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    Santander Central Hispano Investment, S.A.      J.P. Morgan AG
                         Edificio 4 Planta 2                             Frankfurt
                         Carretera de Barcelona km 11,700
                         28022 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken                   Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank**                           JPMorgan Chase Bank
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank                         Standard Chartered Bank
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                ING Bank Ukraine                                JPMorgan Chase Bank
                         28 Kominterna Street                            New York
                         5th Floor                                       A/C JPMorgan Chase Bank London (USD NOSTRO
                         Kiev, 252032                                    Account)
                         UKRAINE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E.                   HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         P.O. Box 66                                     Abu Dhabi
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                     JPMorgan Chase Bank**                           National Westminster Bank
                         Crosby Court                                    London
                         Ground Floor
                         38 Bishopsgate
                         London EC2N 4AJ
                                 UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Bank One, N.A.                                  Varies by currency
                         The Depository and Clearing Centre
                         1 Triton Square
                         London NW1 3FN
                                 UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  BankBoston, N.A.                                BankBoston, N.A
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                   JPMorgan Chase Bank** JPMorgan Chase Bank 4 New York
                         Plaza New York New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         75 Pham Hong Thai, District 1                   Ho Chi Minh City
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Limited                 Barclays Bank of Zambia Limited
                         Kafue House, Cairo Road                         Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                 Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         2nd Floor, 3 Anchor House                       Harare
                         Jason Mayo Avenue
                         Harare
                         ZIMBABWE
------------------------ ----------------------------------------------- ------------------------------------------------

Item 48

         Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.


Series No. 1

                            Investor, A, B, C & R     Institutional     Advisor
STRATEGY ASSETS
First $1 billion            1.50%                     1.30%             1.25%
Next $1 billion             1.20%                     1.00%             0.95%
Over $2 billon              1.10%                     0.90%             0.85%

Series No. 2

------------------------------------ --------------------------- --------------------------------- ----------------------
                                     Investor                    Institutional                     Advisor
------------------------------------ --------------------------- --------------------------------- ----------------------
---------------------------------------------------------------- --------------------------------- ----------------------
STRATEGY ASSETS
---------------------------------------------------------------- --------------------------------- ----------------------
------------------------------------ --------------------------- --------------------------------- ----------------------
First $500 million                    1.75%                      1.55%                              1.50%
------------------------------------ --------------------------- --------------------------------- ----------------------
------------------------------------ --------------------------- --------------------------------- ----------------------
Next $500 million                     1.40%                      1.20%                              1.15%
------------------------------------ --------------------------- --------------------------------- ----------------------
------------------------------------ --------------------------- --------------------------------- ----------------------
Over $1 billion                       1.20%                      1.00%                              0.95%
------------------------------------ --------------------------- --------------------------------- ----------------------


Series No. 3

---------------------------------------- -------------------------- --------------------- ---------------
                                         Investor & C               Institutional         Advisor
---------------------------------------- -------------------------- --------------------- ---------------
------------------------------------------------------------------- --------------------- ---------------
STRATEGY ASSETS
------------------------------------------------------------------- --------------------- ---------------
---------------------------------------- -------------------------- --------------------- ---------------
First $250 million                       2.00%                      1.80%                  1.75%
---------------------------------------- -------------------------- --------------------- ---------------
---------------------------------------- -------------------------- --------------------- ---------------
Next $250 million                        1.80%                      1.60%                  1.55%
---------------------------------------- -------------------------- --------------------- ---------------
---------------------------------------- -------------------------- --------------------- ---------------
Next $500 million                        1.50%                      1.30%                  1.25%
---------------------------------------- -------------------------- --------------------- ---------------
---------------------------------------- -------------------------- --------------------- ---------------
Over $1 billion                          1.25%                      1.05%                  1.00%
---------------------------------------- -------------------------- --------------------- ---------------





Series No. 4

---------------------------------------- -------------------------- --------------------- ---------------
                                         Investor & C               Institutional         Advisor
---------------------------------------- -------------------------- --------------------- ---------------
------------------------------------------------------------------- --------------------- ---------------
STRATEGY ASSETS
------------------------------------------------------------------- --------------------- ---------------
---------------------------------------- -------------------------- --------------------- ---------------
First $1 billion                         1.30%                      1.10%                  1.05%
---------------------------------------- -------------------------- --------------------- ---------------
---------------------------------------- -------------------------- --------------------- ---------------
Next $1 billion                          1.15%                      0.95%                  0.90%
---------------------------------------- -------------------------- --------------------- ---------------
---------------------------------------- -------------------------- --------------------- ---------------
Over $2 billion                          1.05%                      0.85%                  0.80%
---------------------------------------- -------------------------- --------------------- ---------------

Series No. 5

                                Investor & C         Institutional      Advisor
STRATEGY ASSETS
First $250 million              1.50%                1.30%                1.25%
Next $250 million               1.40%                1.20%                1.15%
Over $500 millon                1.30%                1.10%                1.05%

Series No. 6

                                Investor & C         Institutional      Advisor
STRATEGY ASSETS
First $500 million              1.50%                1.30%                1.25%
Next $250 million               1.40%                1.20%                1.15%
Next $250 million               1.30%                1.10%                1.05%
Over $1 billon                  1.20%                1.00%                0.95%

Series 7

---------------------------------------------- ------------------------------ ------------------------
                                               Investor                       Institutional
---------------------------------------------- ------------------------------ ------------------------
----------------------------------------------------------------------------- ------------------------
STRATEGY ASSETS
----------------------------------------------------------------------------- ------------------------
---------------------------------------------- ------------------------------ ------------------------
First $250 million                             2.00%                          1.80%
---------------------------------------------- ------------------------------ ------------------------
---------------------------------------------- ------------------------------ ------------------------
Next $250 million                              1.80%                          1.60%
---------------------------------------------- ------------------------------ ------------------------
---------------------------------------------- ------------------------------ ------------------------
Over $500 million                              1.60%                          1.40%
---------------------------------------------- ------------------------------ ------------------------

Series Number:  1

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                Investor Class 18,919
         2.Dividends for a second
         class of open-end company shares
         Advisor Class                1,198
         Institutional Class          2,929
         A Class                         47
         R Class                          -

73A)     1. Dividends from net investment income
                 Investor Class     $0.1497
          2. Dividends for a second class of open-end company shares
                Advisor Class       $0.1083
         Institutional Class        $0.1830
         A Class                    $0.1115
         B Class                    $0.0042
         R Class                    $0.0952

74U.     1. Number of shares outstanding (000's omitted)
                Investor Class 272,436
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                Advisor Class   31,409
         Institutional Class    32,141
         A Class                 1,616
         B Class                   127
         C Class                   586
         R Class                    43


77V.     1. Net asset value per share (to nearest cent)
                 Investor Class $8.79
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                 Advisor Class  $8.76
         Institutional Class    $8.82
         A Class                $8.77
         B Class                $8.70
         C Class                $8.66
         R Class                $8.75

Series Number:  2

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                Investor Class 2,160
        2.Dividends for a second
         class of open-end company shares
         Advisor Class              -
         Institutional Class      612

73A)     1. Dividends from net investment income
                Investor Class $0.0269
          2. Dividends for a second class of open-end company shares
                Advisor Class        -
         Institutional Class   $0.0532

74U.     1. Number of shares outstanding (000's omitted)
               Investor Class 73,666
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
               Advisor Class      14
         Institutional Class  10,890


77V.     1. Net asset value per share (to nearest cent)
         Investor Class         $15.11
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class         $14.95
         Institutional Class   $15.21

Series Number:  3


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class          21,542
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class             190
         Institutional Class    14,583
         C Class                    85

77V.     1. Net asset value per share (to nearest cent)
         Investor Class          $6.28
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class           $6.19
         Institutional Class     $6.35
         C Class                 $6.12



Series Number:  4


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class         40,047
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class            334
         Institutional Class      897
         C Class                   25

77V.     1. Net asset value per share (to nearest cent)
         Investor Class          $7.49
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class           $7.41
         Institutional Class     $7.55
         C Class                 $7.29


Series Number:  5

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class          33,132
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class              23
         Institutional Class       741
         C Class                     6

77V.     1. Net asset value per share (to nearest cent)
        Investor Class          $4.69
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class          $4.74
         Institutional Class   $4.64
         C Class               $4.56


Series Number:  6

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class          9,175
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
        Advisor Class                4
        Institutional Class        425

77V.     1. Net asset value per share (to nearest cent)
         Investor Class          $18.20
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class           $17.96
         Institutional Class     $18.38